Exhibit 10.2


                   AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

      THIS AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this "Amendment") is dated and effective as of March 31, 2005, by and among Axtive Corporation, Inc., a Delaware corporation ("Axtive"), Axtive Acquisition Corp., a Texas corporation and a wholly owned subsidiary of Axtive ("Purchaser"), Datatek Group Corporation, a Texas corporation ("Seller"), and Diversified Corporate Resources, Inc., a Texas corporation and the sole shareholder of Seller (the "Shareholder").

                                   WITNESSETH:

      WHEREAS, Axtive, Purchaser, Seller, and Shareholder have entered into that certain Asset Purchase Agreement, dated as of February 1, 2005, with respect to the Asset Purchase (the "Agreement"); and

      WHEREAS, the parties desire to amend the Agreement as herein provided.

      NOW, THEREFORE, in consideration of the premises, the agreements contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

      1. Each capitalized term used but not defined in this Amendment shall have the meaning ascribed to such term in the Agreement.

      2. Section 3.5 is hereby amended in its entirety to read as follows:

            3.5 Closing. The consummation of the purchase of the Assets and the other transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Gardere Wynne Sewell LLP, 1601 Elm Street, Suite 3000, Dallas, Texas 75201-4761, on April 15, 2005, and shall be effective as of 6:30 p.m., Central Time, on such date, or at such other time and date as Purchaser and Seller may mutually agree, which in no event shall be later than three Business Days following the satisfaction of the final condition to Closing under ARTICLE IX, which date and time shall be referred to as the "Closing Date."

      3. Section 11.1(b) is hereby amended in its entirety to read as follows:

                  (b) by either Seller or Purchaser, by giving written notice of such termination to the other party, if Closing has not occurred on or prior to April 30, 2005; provided, however, that the terminating party is not then in material breach of its obligations under this Agreement.

      4. All references to the Agreement in any document shall refer to the Agreement as amended hereby.

      5. As amended hereby, the Agreement remains in full force and effect and is hereby ratified and confirmed.

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

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on March 31, 2005, to be effective for all purposes as of the date first written above.

                                AXTIVE ACQUISITION CORP.


                                By: /s/ GRAHAM C. BEACHUM III
                                    --------------------------------------------
                                    Graham C. Beachum III
                                    President


                                AXTIVE CORPORATION.


                                By: /s/ GRAHAM C. BEACHUM III
                                    --------------------------------------------
                                    Graham C. Beachum III
                                    President and Chief Operating Officer


                                DATATEK GROUP CORPORATION


                                By: /s/ J. MICHAEL MOORE
                                    --------------------------------------------
                                Name: J. Michael Moore
                                      ------------------------------------------
                                Title: C.E.O.
                                       -----------------------------------------


                                DIVERSIFIED CORPORATE RESOURCES, INC.


                                By: /s/ J. MICHAEL MOORE
                                    --------------------------------------------
                                Name: J. Michael Moore
                                      ------------------------------------------
                                Title: C.E.O.
                                       -----------------------------------------


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